UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2016

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

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(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

445 Park Avenue, Suite 2001, New York, NY 10022

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(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (800) 243-5544

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On February 1, 2016, Trans-Lux Midwest Corporation (“Trans-Lux Midwest”), a wholly owned subsidiary of Trans-Lux Corporation (the “Company”) consummated a sale-lease back transaction relating to its facility in Des Moines, Iowa.  Under the terms of the sale-lease back, Trans-Lux Midwest sold its property in Des Moines, Iowa to Penta Partners, LLC for approximately $1,100,000 and as part of the transaction, Trans-Lux Midwest’s outstanding mortgage obligation of $329,000 was paid-in-full.  In conjunction with sale, the Company entered into a two-year lease at the facility effective as of February 1, 2016 at an annual base rental of $157,380.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

By:	/s/ Robert J. Conologue
Robert J. Conologue Senior Vice President and Chief Financial Officer

By:	/s/ Todd Dupee
Todd Dupee Vice President, Finance and Controller

Dated:  February 5, 2016